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                               [Letterhead]






Piper Global Funds Inc.
222 South Ninth Street
Minneapolis, Minnesota  55402

Ladies and Gentlemen:

          We have acted as counsel to Piper Global Funds Inc., a Minnesota corporation (the "Fund"), in connection with a Registration Statement on Form N-1A (File No. 33-48299) (the "Registration Statement") relating to the sale by the Fund of an indefinite number of Class A, Class B and Class Y shares of the Fund's Series A common stock and of Class A and Class B shares of the Fund's Series B common stock, each with a par value of $.01 per share (collectively, the "Shares").

          We have examined such documents and have reviewed such questions of law as we have considered necessary and appropriate for the purposes of our opinions set forth below. In rendering our opinions set forth below, we have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures and the conformity to authentic originals of all documents submitted to us as copies. We have also assumed the legal capacity for all purposes relevant hereto of all natural persons and, with respect to all parties to agreements or instruments relevant hereto other than the Fund, that such parties had the requisite power and authority (corporate or otherwise) to execute, deliver and perform such agreements or instruments, that such agreements or instruments have been duly authorized by all requisite action (corporate or otherwise), executed and delivered by such parties and that such agreements or instruments are the valid, binding and enforceable obligations of such parties. As to questions of fact material to our opinions, we have relied upon certificates of officers of the Fund and of public officials. We have also assumed that the Shares will be issued and sold as described in the Registration Statement.

          Based on the foregoing, we are of the opinion that the Shares have been duly authorized by all requisite corporate action and, upon issuance, delivery and payment therefore as described in the Registration Statement, will be validly issued, fully paid and nonassessable.

          Our opinions expressed above are limited to the laws of the State of Minnesota.



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Piper Global Funds Inc.
February 17, 1997
Page 2


          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to our firm under the caption "Legal Counsel" on the back cover of the Prospectus constituting part of the Registration Statement.

Dated:   February 17, 1997



                                     Very truly yours,

                                     /s/ Dorsey & Whitney LLP
                                         Dorsey & Whitney LLP














KLP